                                                      Exhibit 99.7
--------------------------------------------------------------------------------
                                                      Monthly Operating Report
  ----------------------------------------------
  CASE  NAME: Longhorn Solutions, Inc.               ACCRUAL BASIS
  ----------------------------------------------

  ----------------------------------------------
  CASE  NUMBER: 400-42147-BJH-11                      02/13/95, RWD, 2/96
  ----------------------------------------------

  ----------------------------------------------
  JUDGE: Barbara J. Houser
  ----------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED
   STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I
   HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
   (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
   ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
   KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
   COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
   RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
   PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE  PARTY:

  /s/ Drew Keith                                 Chief Financial Officer
  ----------------------------------------    ------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

  Drew Keith                                            5/20/2002
  ----------------------------------------    ------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                       DATE

  PREPARER:

  /s/ Jessica L. Wilson                          Chief Accounting Officer
  ----------------------------------------    ------------------------------
  ORIGINAL SIGNATURE OF PREPARER                          TITLE

  Jessica L. Wilson                                     5/20/2002
  ----------------------------------------    ------------------------------
  PRINTED NAME OF PREPARER                                DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report
    -------------------------------------
    CASE NAME: Longhorn Solutions, Inc.                   ACCRUAL BASIS-1
    -------------------------------------

    -------------------------------------
    CASE NUMBER: 400-42147-BJH-11               02/13/95, RWD, 2/96
    -------------------------------------

    ----------------------------------------------------------------
    COMPARATIVE BALANCE SHEET
    -----------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE             MONTH                MONTH            MONTH
                                                                             ----------------------------------------------
    ASSETS                                                 AMOUNT            April 2002
    ----------------------------------------------------------------------------------------------------------------------
    1.      UNRESTRICTED CASH                           $    3,646           $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    2.      RESTRICTED CASH                                                  $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    3.      TOTAL CASH                                  $    3,646           $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    4.      ACCOUNTS RECEIVABLE (NET)                   $   76,002           $    3,601               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    5.      INVENTORY                                                        $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    6.      NOTES RECEIVABLE                                                 $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    7.      PREPAID EXPENSES                                                 $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    8.      OTHER (ATTACH LIST)                         $  375,137           $  802,071               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    9.      TOTAL CURRENT ASSETS                        $  454,785           $  805,672               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    10.     PROPERTY, PLANT & EQUIPMENT                 $  120,412           $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    11.     LESS: ACCUMULATED
            DEPRECIATION/DEPLETION                                           $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    12.     NET PROPERTY, PLANT &
            EQUIPMENT                                   $  120,412           $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    13.     DUE FROM INSIDERS                                                $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    14.     OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                  $2,892,844           $2,723,098               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    15.     OTHER (ATTACH LIST)                                              $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    16.     TOTAL ASSETS                                $3,468,041           $3,528,770               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    ----------------------------------------------------------------------------------------------------------------------
    17.     ACCOUNTS PAYABLE                                                 $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    18.     TAXES PAYABLE                                                    $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    19.     NOTES PAYABLE                                                    $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    20.     PROFESSIONAL FEES                                                $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    21.     SECURED DEBT                                                     $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    22.     OTHER (ATTACH LIST)                                              $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    23.     TOTAL POSTPETITION
            LIABILITIES                                                      $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
    ----------------------------------------------------------------------------------------------------------------------
    24.     SECURED DEBT                                                     $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    25.     PRIORITY DEBT                               $   73,455           $        0               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    26.     UNSECURED DEBT                              $   68,502           $   62,509               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    27.     OTHER (ATTACH LIST)                                              $1,225,717               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    28.     TOTAL PREPETITION LIABILITIES               $  141,957           $1,288,226               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    29.     TOTAL LIABILITIES                           $  141,957           $1,288,226               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    EQUITY
    ----------------------------------------------------------------------------------------------------------------------
    30.     PREPETITION OWNERS' EQUITY                                       $2,194,261               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    31.     POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                 $   46,283               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    32.     DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
    ----------------------------------------------------------------------------------------------------------------------
    33.     TOTAL EQUITY                                $        0           $2,240,544               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
    34.     TOTAL LIABILITIES &
            OWNERS' EQUITY                              $  141,957           $3,528,770               $0               $0
    ----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                     Monthly Operating Report

   ------------------------------------------
   CASE NAME: Longhorn Solutions, Inc.           ACCRUAL BASIS-2
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42147-BJH-11                     02/13/95, RWD, 2/96
   ------------------------------------------

   --------------------------------------
   INCOME STATEMENT
   ----------------------------------------------------------------------------------------------------------------
                                                            MONTH           MONTH         MONTH           QUARTER
                                                        -------------------------------------------
   REVENUES                                               April 2002                                       TOTAL
   ----------------------------------------------------------------------------------------------------------------
   1.   GROSS REVENUES                                        $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   2.   LESS: RETURNS & DISCOUNTS                             $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   3.   NET REVENUE                                           $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ----------------------------------------------------------------------------------------------------------------
   4.   MATERIAL                                              $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   5.   DIRECT LABOR                                          $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   6.   DIRECT OVERHEAD                                       $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   7.   TOTAL COST OF GOODS SOLD                              $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   8.   GROSS PROFIT                                          $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   9.   OFFICER / INSIDER COMPENSATION                        $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   10.  SELLING & MARKETING                                   $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                              $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   12.  RENT & LEASE                                          $  1,147            $0            $0        $  1,147
   ----------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                   $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   14.  TOTAL OPERATING EXPENSES                              $  1,147            $0            $0        $  1,147
   ----------------------------------------------------------------------------------------------------------------
   15.  INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                       ($1,147)           $0            $0         ($1,147)
   ----------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT. LIST)                      $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT. LIST)                     $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   18.  INTEREST EXPENSE                                      $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                              $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                          $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                   $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   22.  NET OTHER INCOME & EXPENSES                           $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL FEES                                     $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   24.  U.S. TRUSTEE FEES                                     $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                   $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   26.  TOTAL REORGANIZATION EXPENSES                         $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   27.  INCOME TAX                                            $      0            $0            $0        $      0
   ----------------------------------------------------------------------------------------------------------------
   28.  NET PROFIT (LOSS)                                      ($1,147)           $0            $0         ($1,147)
   ----------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

     ----------------------------------------
     CASE NAME: Longhorn Solutions, Inc.         ACCRUAL BASIS-3
     ----------------------------------------

     ----------------------------------------
     CASE NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
     ----------------------------------------

     ---------------------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                                  MONTH             MONTH                MONTH               QUARTER
                                               ------------------------------------------------------------
     DISBURSEMENTS                                    April 2002                                                    TOTAL
     --------------------------------------------------------------------------------------------------------------------------

     1.     CASH - BEGINNING OF MONTH                            $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     --------------------------------------------------------------------------------------------------------------------------
     2.     CASH SALES                                           $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
     --------------------------------------------------------------------------------------------------------------------------
     3.     PREPETITION                                          $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     4.     POSTPETITION                                         $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     5.     TOTAL OPERATING RECEIPTS                             $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     NON - OPERATING RECEIPTS
     --------------------------------------------------------------------------------------------------------------------------
     6.     LOANS & ADVANCES (ATTACH LIST)                       $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     7.     SALE OF ASSETS                                       $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     8.     OTHER (ATTACH LIST)                                  $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     9.     TOTAL NON-OPERATING RECEIPTS                         $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     10.    TOTAL RECEIPTS                                       $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     11.    TOTAL CASH AVAILABLE                                 $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
     --------------------------------------------------------------------------------------------------------------------------
     12.    NET PAYROLL                                          $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     13.    PAYROLL TAXES PAID                                   $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     14.    SALES, USE & OTHER TAXES PAID                        $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     15.    SECURED / RENTAL / LEASES                            $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     16.    UTILITIES                                            $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     17.    INSURANCE                                            $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     18.    INVENTORY PURCHASES                                  $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     19.    VEHICLE EXPENSES                                     $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     20.    TRAVEL                                               $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     21.    ENTERTAINMENT                                        $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     22.    REPAIRS & MAINTENANCE                                $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     23.    SUPPLIES                                             $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     24.    ADVERTISING                                          $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                                  $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     26.    TOTAL OPERATING DISBURSEMENTS                        $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     --------------------------------------------------------------------------------------------------------------------------
     27.    PROFESSIONAL FEES                                    $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     28.    U.S. TRUSTEE FEES                                    $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     29.    OTHER (ATTACH LIST)                                  $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     30.    TOTAL REORGANIZATION EXPENSES                        $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     31.    TOTAL DISBURSEMENTS                                  $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     32.    NET CASH FLOW                                        $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------
     33.    CASH - END OF MONTH                                  $0                $0                   $0                  $0
     --------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
   --------------------------------------
   CASE NAME: Longhorn Solutions, Inc.              ACCRUAL BASIS-4
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
   --------------------------------------

   -----------------------------------------------------------------------------------------------
                                             SCHEDULE        MONTH         MONTH      MONTH
                                                           ---------------------------------------
   ACCOUNTS RECEIVABLE AGING                  AMOUNT       April 2002
   -----------------------------------------------------------------------------------------------
   1.  0-30                                                        $    0         $0            $0
   -----------------------------------------------------------------------------------------------
   2.  31-60                                                       $    0         $0            $0
   -----------------------------------------------------------------------------------------------
   3.  61-90                                                       $    0         $0            $0
   -----------------------------------------------------------------------------------------------
   4.  91+                                                         $5,182         $0            $0
   -----------------------------------------------------------------------------------------------
   5.  TOTAL ACCOUNTS RECEIVABLE                       $0          $5,182         $0            $0
   -----------------------------------------------------------------------------------------------
   6.  AMOUNT CONSIDERED UNCOLLECTIBLE                             $1,581         $0            $0
   -----------------------------------------------------------------------------------------------
   7.  ACCOUNTS RECEIVABLE (NET)                       $0          $3,601         $0            $0
   -----------------------------------------------------------------------------------------------

   ------------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                  MONTH:     April 2002
                                                                        --------------------------
   -----------------------------------------------------------------------------------------------
                                  0-30         31-60         61-90         91+
   TAXES PAYABLE                  DAYS         DAYS          DAYS          DAYS       TOTAL
   -----------------------------------------------------------------------------------------------
   1.  FEDERAL                          $0             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   2.  STATE                            $0             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   3.  LOCAL                            $0             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   4.  OTHER (ATTACH LIST)              $0             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   5.  TOTAL TAXES PAYABLE              $0             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------
   6.  ACCOUNTS PAYABLE                 $0             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------

   --------------------------------------

   STATUS OF POSTPETITION TAXES                              MONTH:     April 2002
                                                                        --------------------------
   -----------------------------------------------------------------------------------------------
                                              BEGINNING      AMOUNT                     ENDING
                                                 TAX      WITHHELD AND/    AMOUNT         TAX
   FEDERAL                                   LIABILITY*    OR ACCRUED       PAID       LIABILITY
   -----------------------------------------------------------------------------------------------
   1.  WITHHOLDING**                                   $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   2.  FICA-EMPLOYEE**                                 $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   3.  FICA-EMPLOYER**                                 $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   4.  UNEMPLOYMENT                                    $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   5.  INCOME                                          $0          $0             $0            $0
   ----------------------------------------------------------------------------------------------
   6.  OTHER(ATTACH LIST)                              $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   7.  TOTAL FEDERAL TAXES                             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   STATE AND LOCAL
   -----------------------------------------------------------------------------------------------
   8.  WITHHOLDING                                     $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   9.  SALES                                           $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   10. EXCISE                                          $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   11. UNEMPLOYMENT                                    $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   12. REAL PROPERTY                                   $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   13. PERSONAL PROPERTY                               $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   14. OTHER (ATTACH LIST)                             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   15. TOTAL STATE & LOCAL                             $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------
   16. TOTAL TAXES                                     $0          $0             $0            $0
   -----------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------
   CASE NAME: Longhorn Solutions, Inc.                ACCRUAL BASIS-5
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42147-BJH-11                        02/13/95, RWD, 2/96
   ------------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:           April 2002
   ----------------------------------------------                  -----------------------------------------------------------------
   BANK RECONCILIATIONS
                                                        Account #1            Account #2            Account #3
   -------------------------------------------------------------------------------------------------------------------
   A.    BANK:                                          Bank One             Mid-Cities
   ----------------------------------------------------------------------------------------------------------------
   B.    ACCOUNT NUMBER:                               1586267807              4235800                                   TOTAL
   ----------------------------------------------------------------------------------------------------------------
   C.    PURPOSE (TYPE):                          Operating-Closed 11/00  Operating - Closed 5/00
   ------------------------------------------------------------------------------------------------------------------------------
   1.  BALANCE PER BANK STATEMENT                                   $0                         $0                              $0
   ---------------------------------------------------------------------------------------------------------------------------------
   2.  ADD: TOTAL DEPOSITS NOT CREDITED                             $0                         $0                              $0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.  SUBTRACT: OUTSTANDING CHECKS                                 $0                         $0                              $0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.  OTHER RECONCILING ITEMS                                      $0                         $0                              $0
   ---------------------------------------------------------------------------------------------------------------------------------
   5.  MONTH END BALANCE PER BOOKS                                  $0                         $0              $0              $0
   ---------------------------------------------------------------------------------------------------------------------------------
   6.  NUMBER OF LAST CHECK WRITTEN                  account closed             account closed
   ---------------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------
   INVESTMENT ACCOUNTS
   ---------------------------------------------------------------------------------------------------------------------------------
                                                         DATE OF                 TYPE OF              PURCHASE        CURRENT
   BANK, ACCOUNT NAME & NUMBER                          PURCHASE                INSTRUMENT              PRICE          VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   7.  N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   8.  N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   9.  N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   10. N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   11. TOTAL INVESTMENTS                                                                                       $0              $0
   ---------------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------
   CASH

   ---------------------------------------------------------------------------------------------------------------------------------
   12. CURRENCY ON HAND                                                                                                        $0
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   13. TOTAL CASH - END OF MONTH                                                                                               $0
   ---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------
   CASE NAME: Longhorn Solutions, Inc.        ACCRUAL BASIS-6
   -------------------------------------

   -------------------------------------
   CASE NUMBER: 400-42147-BJH-11                     02/13/95, RWD, 2/96
   -------------------------------------

                                                     MONTH:           April 2002
                                                     ---------------------------

   --------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   --------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
   CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                    INSIDERS
   -----------------------------------------------------------------------------
                                 TYPE OF            AMOUNT           TOTAL PAID
           NAME                  PAYMENT             PAID             TO DATE
   -----------------------------------------------------------------------------
   1.   Mary Phillips         Salary                    $0              $68,750
   -----------------------------------------------------------------------------
   2.
   -----------------------------------------------------------------------------
   3.
   -----------------------------------------------------------------------------
   4.
   -----------------------------------------------------------------------------
   5.
   -----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                     $0              $68,750
   -----------------------------------------------------------------------------


   --------------------------------------------------------------------------------------------
                                          PROFESSIONALS
   --------------------------------------------------------------------------------------------
                             DATE OF COURT                                            TOTAL
                           ORDER AUTHORIZING   AMOUNT     AMOUNT     TOTAL PAID      INCURRED
               NAME            PAYMENT        APPROVED     PAID        TO DATE       & UNPAID *
   --------------------------------------------------------------------------------------------
   1.   N/A
   --------------------------------------------------------------------------------------------
   2.   N/A
   --------------------------------------------------------------------------------------------
   3.   N/A
   --------------------------------------------------------------------------------------------
   4.   N/A
   --------------------------------------------------------------------------------------------
   5.   N/A
   --------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                            $0        $0             $0             $0
   --------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
   PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                SCHEDULED     AMOUNTS
                                 MONTHLY       PAID                TOTAL
                                PAYMENTS      DURING              UNPAID
         NAME OF CREDITOR         DUE          MONTH            POSTPETITION
   -----------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------
   6.   TOTAL                          $0          $0                     $0
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
  ----------------------------------------
  CASE NAME: Longhorn Solutions, Inc.        ACCRUAL BASIS-7
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER: 400-42147-BJH-11                         02/13/95, RWD, 2/96
  ----------------------------------------

                                                 MONTH: April 2002
                                                        ------------------------

  -----------------------------
  QUESTIONNAIRE
  -------------------------------------------------------------------------------------------------------
                                                                                         YES      NO
  -------------------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
  -------------------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
  -------------------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE FROM RELATED PARTIES?                                                         X
  -------------------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
         THIS REPORTING PERIOD?                                                                   X
  -------------------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                                   X
  -------------------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
  -------------------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
         PAST DUE?                                                                                X
  -------------------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
  -------------------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
  -------------------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
         DELINQUENT?                                                                              X
  -------------------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
         REPORTING PERIOD?                                                                        X
  -------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
  -------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
  EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------

  -----------------------------
  INSURANCE
  -------------------------------------------------------------------------------------------------------
                                                                                         YES      NO
  -------------------------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                         X
  -------------------------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
  -------------------------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  -------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
  HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
  AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------
                                            INSTALLMENT PAYMENTS
  -------------------------------------------------------------------------------------------------------
              TYPE OF                                                                   PAYMENT AMOUNT
               POLICY                     CARRIER             PERIOD COVERED              & FREQUENCY
  -------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------
         See Kitty Hawk, Inc. Case #400-42141
  -------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


===================================================================================================================



    ---------------------------------------------------------------------------
    CASE  NAME: Longhorn Solutions, Inc.                                              FOOTNOTES SUPPLEMENT
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------
    CASE  NUMBER: 400-42147-BJH-11                                                         ACCRUAL BASIS
    ---------------------------------------------------------------------------

                                                                     MONTH:                 April 2002
                                                                               ------------------------------------



    ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER   LINE NUMBER                         FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              7                                All other insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              General                          Operations of this entity ceased October 12, 2000. Costs incurred
    ---------------------------------------------------------------------------------------------------------------
                                                 are final closing relating items.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

===================================================================================================================

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                          April 2002


8.    OTHER (ATTACH LIST)                              $      802,071 Reported
                                                       --------------
         Intercompany Receivables                             762,406
         Deferred Taxes                                        36,717
         Security Deposit                                       2,948
                                                       --------------
                                                              802,071 Detail
                                                       --------------
                                                                    - Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                       $    2,723,098 Reported
                                                       --------------
         Software knowledge                                 3,397,988
         Accum Amortization                                  (674,890)
                                                       --------------
                                                            2,723,098 Detail
                                                       --------------
                                                                    - Difference

27.   OTHER (ATTACH LIST)                              $    1,225,717 Reported
                                                       --------------
         Accrued income taxes                                 (71,204)
         Deferred income tax expense                        1,296,921
                                                       --------------
                                                            1,225,717 Detail
                                                       --------------
                                                                    - Difference